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                        Minnesota Life Insurance Company
                                Power of Attorney
                         To Sign Registration Statements


     WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

     WHEREAS, Variable Fund D ("Fund D") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Variable Annuity Account ("Variable Annuity Account") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") is a separate account of Minnesota Life which has been established for the purpose of issuing group and individual variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies to be registered under the Securities Act of 1933.

         NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Dennis E. Prohofsky and Dwayne C. Radel, and each of them individually, as attorney in fact for the purpose of signing their names and on our behalf as Directors of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account and the Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account and the Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

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
         SIGNATURE                                   TITLE                            DATE

/s/  Robert L. Senkler                               Chairman of the Board,           April 12, 2004
------------------------------------------           President and Chief
     Robert L. Senkler                               Executive Officer

/s/  RICHARD H. ANDERSON                             Director                         April 12, 2004
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     Richard H. Anderson


/s/  Mary K. Brainerd                                Director                         April 12, 2004
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     Mary K. Brainerd


/s/  John W. Castro                                  Director                         April 12, 2004
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     John W. Castro


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/s/  John E. Gherty                                  Director                         April 12, 2004
------------------------------------------
     John E. Gherty


/s/  John F. Grundhofer                              Director                         April 12, 2004
------------------------------------------
     John F. Grundhofer


/s/  John H. Hooley                                  Director                         April 12, 2004
------------------------------------------
     John H. Hooley


/s/  Robert E. Hunstad                               Director                         April 12, 2004
------------------------------------------
     Robert E. Hunstad


/s/  Reatha C. King                                  Director                         April 12, 2004
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     Reatha C. King, Ph.D.


/s/  Dennis E. Prohofsky                             Director                         April 12, 2004
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     Dennis E. Prohofsky


/s/  Randy F. Wallake                                Director                         April 12, 2004
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     Randy F. Wallake
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